Exhibit 99.1

Banc of California Reports Record

Second Quarter Earnings

IRVINE, Calif., (July 21, 2016) – Banc of California, Inc. (NYSE: BANC) today reported record quarterly net income of $26.5 million for the second quarter of 2016, resulting in earnings per share of $0.43 for the quarter, fully diluted. Excluding $2.7 million of debt extinguishment costs related to the redemption of senior notes during the quarter, earnings per share for the second quarter was $0.46.

Pre-tax income for the second quarter of 2016 was $44.8 million, an increase of 63% compared to second quarter of 2015. Net income available to common shareholders for the second quarter was $21.4 million, an increase of 64% compared to the second quarter of 2015.

Highlights for the quarter included:

•	Record quarterly deposit growth of $1.1 billion, or 16%, resulting in a reduction in quarter over quarter total interest expense.

•	Record quarterly loan production of $2.6 billion, driven by record quarterly commercial banking segment loan and lease originations of $1.3 billion, an increase of 109% from a year ago.

•	The Company’s return on average assets for the quarter was 1.1% and its return on average tangible common equity for the quarter was 15.7%.

The Company finished the quarter with consolidated assets totaling $10.2 billion, an increase of $0.5 billion, or 6%, compared to the prior quarter, and an increase of $3.7 billion, or 58%, compared to a year ago. The Company’s growth over this period has been organic as Banc of California’s last acquisition occurred in 2014. Banc of California joins Pacific Western Bank, East West Bank, Cathay Bank and Silicon Valley Bank as the only mid-sized banks headquartered in California.

“Our strong second quarter performance is the direct result of our differentiated value proposition as California’s Bank. Based on total shareholder return since the beginning of 2015, Banc of California is the #1 performing bank stock amongst Forbes’ Magazine’s list of America’s Top 100 Banks,” said Steven Sugarman, Chairman and Chief Executive Officer of Banc of California. “Banc of California’s scale as a $10 billion bank is enabling the achievement of our long-term financial targets. This includes a return on tangible common equity over 15% and a return on assets over 1%. We are proud of these accomplishments. The consistent and strong financial performance showcases our strategy, focus and execution quarter-over-quarter. We are winning market share and we are winning top talent. Banc of California is a business built for the long-term.”

During the second quarter, the Company raised $100 million in common stock, completed its redemption of $85 million of 7.50% Senior Notes and increased its line of credit to $75 million. The redemption of the senior notes directly resulted in non-core expenses related to capital transactions of $2.7 million during the quarter.

“Banc of California meaningfully deleveraged its balance sheet, increased its liquidity and strengthened its capital structure during the second quarter,” said James McKinney, Chief Financial Officer of Banc of California. “We expect these actions will not only make us a safer and stronger financial institution, but they will be accretive to the holders of our debt, preferred stock and common stock. These actions are part of our on-going strategy to strengthen, and increase the durability of, our balance-sheet and liquidity as we grow beyond $10 billion in assets. We continue to seek opportunities to strengthen our franchise for the benefit of all our clients and other stakeholders.”

18500 Von Karman Ave. • Suite 1100 • Irvine, CA 92612 • (949) 236-5250 • www.bancofcal.com

During the quarter, Banc of California grew its recurring net interest income by $10.6 million, or 15% from the prior quarter, increased its total assets by $0.5 billion, reduced its total borrowings by over $0.6 billion, and maintained its net interest margin. These results occurred while the yield on the 10-year Treasury fell from 1.78% to 1.49%.

“We are proud that our interest rate risk controls and balance sheet management strategy enabled our bank to successfully navigate a volatile rate environment for the second quarter in a row without impacting the consistency and predictability of our earnings,” Sugarman said. “The losses from negative valuation marks in our mortgage servicing rights and SWAPs were offset by concurrent fair market value gains realized in our securities portfolio. We believe this further validates the investments we have made and continue to make in our enterprise risk analytics and controls. Our analytical approach to building our balance sheet and our business continues to support our track record of consistent, growing earnings.”

The Company will host a conference call to discuss its second quarter financial results at 7:00 a.m. Pacific Time (PT) on Thursday, July 21, 2016. Interested parties are welcome to attend the conference call by dialing 888-317-6003, and referencing event code 6455872. A live audio webcast will also be available and the webcast link will be posted on the Company’s Investor Relations website at www.bancofcal.com/investor. The slide presentation for the call will also be available on the Company’s Investor Relations website prior to the call.

About Banc of California, Inc.

Banc of California, Inc. (NYSE: BANC) provides comprehensive banking services to California’s diverse businesses, entrepreneurs and communities. Banc of California operates over 100 offices in California and the West.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. with the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements and Banc of California, Inc. undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Source: Banc of California, Inc.

INVESTOR RELATIONS INQUIRIES:	MEDIA INQUIRIES:
Banc of California, Inc.	Vectis Strategies
Timothy Sedabres, (855) 361-2262	David Herbst, (213) 973-4113 x101

2

Banc of California, Inc.

Consolidated Statements of Financial Condition

(Dollars in thousands)

(Unaudited)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
ASSETS
Cash and cash equivalents	$271,732	$215,012	$156,124	$378,963	$458,990
Time deposits in financial institutions	1,500	1,500	1,500	1,900	1,900
Securities available for sale	1,302,785	1,663,711	833,596	693,219	487,293
Securities held to maturity	962,282	962,262	962,203	529,532	53,414
Loans held for sale	893,782	863,944	668,841	596,565	746,651
Loans and leases receivable	6,236,115	5,463,068	5,184,394	4,730,077	4,473,095
Allowance for loan and lease losses	(37,483)	(35,845)	(35,533)	(34,774)	(34,787)
Federal Home Loan Bank and other bank stock	81,115	61,146	59,069	40,643	34,187
Servicing rights, net	53,650	49,406	50,727	41,646	34,942
Other real estate owned, net	429	325	1,097	34	50
Premises and equipment, net	120,755	114,668	111,539	34,689	35,229
Goodwill	39,244	39,244	39,244	39,244	31,591
Other intangible assets, net	16,514	17,836	19,158	20,504	21,905
Deferred income tax	7,270	7,441	11,341	13,388	12,081
Income tax receivable	5,904	—	604	2,649	3,091
Bank-owned life insurance investment	101,314	100,734	100,171	99,570	19,201
Other assets	100,754	92,520	71,480	68,961	59,049

Total assets	$10,157,662	$9,616,972	$8,235,555	$7,256,810	$6,437,882

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	$1,093,686	$1,398,728	$1,121,124	$1,011,169	$867,930
Interest-bearing deposits	6,835,270	5,438,873	5,181,961	4,410,821	4,184,260
Deposits held for sale	—	—	—	—	52,820

Total deposits	7,928,956	6,837,601	6,303,085	5,421,990	5,105,010
Advances from Federal Home Loan Bank	930,000	1,195,000	930,000	830,000	350,000
Securities sold under repurchase agreements	—	257,100	—	—	—
Notes payable, net	177,743	260,896	261,876	262,779	264,077
Reserve for loss on repurchased loans	10,438	9,781	9,700	9,098	9,411
Income taxes payable	—	12,303	1,241	5,939	—
Accrued expenses and other liabilities	170,641	176,761	77,248	83,470	75,502

Total liabilities	9,217,778	8,749,442	7,583,150	6,613,276	5,804,000
Commitments and contingent liabilities

Preferred stock, Series A, non-cumulative perpetual	—	31,934	31,934	31,934	31,934
Preferred stock, Series B, non-cumulative perpetual	—	10,000	10,000	10,000	10,000
Preferred stock, Series C, 8.00% non-cumulative perpetual	37,943	37,943	37,943	37,943	37,943
Preferred stock, Series D, 7.375% non-cumulative perpetual	110,873	110,873	110,873	110,873	110,873
Preferred stock, Series E, 7.00% non-cumulative perpetual	120,255	120,258	—	—	—
Common stock	510	454	395	393	372
Common stock, class B non-voting non-convertible	2	1	1	—	—
Additional paid-in capital	608,303	509,123	429,790	427,599	425,784
Retained earnings	88,385	73,179	63,534	52,277	45,494
Treasury stock	(29,070)	(29,070)	(29,070)	(29,070)	(29,070)
Accumulated other comprehensive income/(loss), net	2,683	2,835	(2,995)	1,585	552

Total stockholders’ equity	939,884	867,530	652,405	643,534	633,882

Total liabilities and stockholders’ equity	$10,157,662	$9,616,972	$8,235,555	$7,256,810	$6,437,882

Banc of California, Inc.

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Interest and dividend income
Loans, including fees	$73,743	$67,144	$62,248	$60,454	$60,699	$140,887	$118,854
Securities	19,393	16,047	11,163	5,054	2,119	35,440	4,046
Dividends and other interest-earning assets	1,504	1,049	788	1,007	2,026	2,553	2,724

Total interest and dividend income	94,640	84,240	74,199	66,515	64,844	178,880	125,624
Interest expense
Deposits	8,385	8,107	6,862	6,395	6,165	16,492	12,526
Federal Home Loan Bank advances	1,966	1,262	890	587	290	3,228	643
Securities sold under repurchase agreements	389	160	15	3	—	549	—
Notes payable and other interest-bearing liabilities	2,863	4,294	4,366	3,980	4,285	7,157	6,354

Total interest expense	13,603	13,823	12,133	10,965	10,740	27,426	19,523

Net interest income	81,037	70,417	62,066	55,550	54,104	151,454	106,101
Provision for loan and lease losses	1,769	321	1,260	735	5,474	2,090	5,474

Net interest income after provision for loan and lease losses	79,268	70,096	60,806	54,815	48,630	149,364	100,627
Noninterest income
Customer service fees	1,173	848	957	1,118	1,072	2,021	1,982
Loan servicing (loss) income	(3,347)	(5,288)	3,663	(2,254)	2,007	(8,635)	1,565
Net gain on sale of securities available for sale	12,824	16,789	1,510	1,750	—	29,613	(2)
Net gain on sale of loans	2,147	2,195	15,164	9,737	7,838	4,342	12,310
Mortgage banking income	43,795	33,684	30,334	37,015	39,403	77,479	77,336
Advisory service fees	510	997	1,942	2,294	4,435	1,507	5,632
Loan brokerage income	759	874	678	660	661	1,633	1,802
Gain on sale of building	—	—	—	—	9,919	—	9,919
All other income	7,743	1,860	2,571	407	1,358	9,603	2,129

Total noninterest income	65,604	51,959	56,819	50,727	66,693	117,563	112,673
Noninterest expense
Salaries and employee benefits	61,022	57,183	54,008	53,215	56,120	118,205	105,891
Occupancy and equipment	11,943	11,740	11,200	10,109	10,325	23,683	20,096
Professional fees	6,763	6,212	4,808	5,261	6,689	12,975	10,124
Data processing	2,838	2,194	2,104	2,170	2,075	5,032	3,910
Amortization of intangible assets	1,322	1,322	1,346	1,401	1,545	2,644	3,089
All other expenses	16,187	10,449	13,193	9,587	11,166	26,636	20,689

Total noninterest expense	100,075	89,100	86,659	81,743	87,920	189,175	163,799

Income before income taxes	44,797	32,955	30,966	23,799	27,403	77,752	49,501
Income tax (benefit) expense	18,269	13,268	11,928	9,263	11,479	31,537	21,003

Net income	26,528	19,687	19,038	14,536	15,924	46,215	28,498
Preferred stock dividends	5,114	4,575	3,030	3,040	2,843	9,689	3,753

Net income available to common stockholders	$21,414	$15,112	$16,008	$11,496	$13,081	$36,526	$24,745

Basic earnings per total common share	$0.44	$0.36	$0.40	$0.29	$0.33	$0.81	$0.62
Diluted earnings per total common share	$0.43	$0.36	$0.39	$0.29	$0.32	$0.79	$0.62

Banc of California, Inc.

Selected Financial Data

(Dollars in thousands)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Average balances
Total assets	$10,061,237	$8,833,176	$7,590,781	$6,681,590	$6,253,350	$9,447,206	$6,093,277
Total gross loans and leases	6,663,340	5,995,436	5,531,539	5,271,293	5,254,729	6,329,388	5,197,382
Investment Securities	2,696,524	2,128,882	1,506,626	828,326	402,366	2,412,703	378,553
Total interest earning assets	9,619,937	8,344,167	7,264,341	6,449,862	5,967,200	8,982,052	5,841,183
Total interest-bearing deposits	5,696,893	5,332,032	4,685,145	4,314,330	4,078,540	5,514,463	4,082,087
Total borrowings	2,067,234	1,309,710	1,141,554	745,959	635,460	1,688,472	609,862
Total interest bearing liabilities	7,764,127	6,641,742	5,826,699	5,060,289	4,714,000	7,202,935	4,691,949
Total stockholders’ equity	898,164	762,923	654,106	645,713	630,547	830,544	574,254
Profitability and other ratios
Return on average assets (1)	1.06%	0.90%	1.00%	0.86%	1.02%	0.98%	0.94%
Return on average equity (1)	11.88%	10.38%	11.55%	8.93%	10.13%	11.19%	10.01%
Return on average tangible common equity (2)	15.65%	14.46%	16.57%	12.25%	14.52%	15.13%	14.01%
Dividend payout ratio (3)	27.27%	33.33%	30.00%	41.38%	36.36%	29.63%	38.71%
Net interest spread	3.26%	3.22%	3.22%	3.23%	3.45%	3.23%	3.50%
Net interest margin (1)	3.39%	3.39%	3.39%	3.42%	3.64%	3.39%	3.66%
Noninterest income to total revenue (4)	44.74%	42.46%	47.79%	47.73%	55.21%	43.70%	51.50%
Noninterest income to average total assets (1)	2.62%	2.37%	2.97%	3.01%	4.28%	2.50%	3.73%
Noninterest expense to average total assets (1)	4.00%	4.06%	4.53%	4.85%	5.64%	4.03%	5.42%
Efficiency ratio (5)	68.24%	72.81%	72.89%	76.92%	72.78%	70.32%	74.87%
Average held for investment loans and leases to average deposits	82.88%	79.76%	86.88%	86.03%	79.87%	81.36%	80.78%
Average investment securities to average total assets	26.80%	24.10%	19.85%	12.40%	6.43%	25.54%	6.21%
Average stockholders’ equity to average total assets	8.93%	8.64%	8.62%	9.66%	10.08%	8.79%	9.42%
Allowance for loan and lease losses (ALLL)
Balance at beginning of period	$35,845	$35,533	$34,774	$34,787	$29,345	$35,533	$29,480
Loans and leases charged off	(772)	(102)	(718)	(788)	(79)	(874)	(436)
Recoveries	641	93	217	40	47	734	269
Provision for loan and lease losses	1,769	321	1,260	735	5,474	2,090	5,474

Balance at end of period	$37,483	$35,845	$35,533	$34,774	$34,787	$37,483	$34,787

Annualized net loan charge-offs to average total gross loans held for investment	0.01%	0.00%	0.04%	0.07%	0.00%	0.01%	0.01%
Reserve for loss on repurchased loans
Balance at beginning of period	$9,781	$9,700	$9,098	$9,411	$8,432	$9,700	$8,303
Provision for loan repurchases	851	379	735	716	1,573	1,230	2,901
Change in estimates	—	—	846	—	—	—	—
Utilization of reserve for loan repurchases	(194)	(298)	(979)	(1,029)	(594)	(492)	(1,793)

Balance at end of period	$10,438	$9,781	$9,700	$9,098	$9,411	$10,438	$9,411

(1)	Ratios are presented on an annualized basis.
(2)	Non-GAAP measure. See Non-GAAP measures section for reconciliation of the calculation.
(3)	Dividends declared per common share divided by basic earnings per share.
(4)	Total revenue is equal to the sum of net interest income before provision and noninterest income.
(5)	The ratios were calculated by dividing noninterest expense by the sum of net interest income before provision for loan and lease losses and noninterest income.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Asset quality information and ratios
30 to 89 days delinquent, excluding PCI loans	$50,494	$36,022	$39,946	$48,550	$46,820
90+ days delinquent, excluding PCI loans	28,675	27,469	23,338	23,725	22,855

Total delinquent loans, excluding PCI loans	79,169	63,491	63,284	72,275	69,675

PCI loans, 30 to 89 days delinquent	48,255	44,191	40,291	17,593	17,351
PCI loans, 90+ days delinquent	8,952	9,806	6,894	6,223	8,648

Total delinquent PCI loans	57,207	53,997	47,185	23,816	25,999

Total delinquent loans	$136,376	$117,488	$110,469	$96,091	$95,674

Total delinquent non-PCI loans to total non-PCI loans	1.44%	1.33%	1.42%	1.66%	1.66%
Total delinquent loans to gross loans	2.19%	2.15%	2.13%	2.03%	2.14%

Non-performing loans, excluding PCI loans	$45,012	$44,216	$45,129	$45,188	$42,708
90+ days delinquent and still accruing loans, excluding PCI loans	—	—	—	—	—
Other real estate owned	429	325	1,097	34	50

Non-performing assets	$45,441	$44,541	$46,226	$45,222	$42,758

ALLL to non-performing loans	83.27%	81.07%	78.74%	76.95%	81.45%
Non-performing loans to gross loans	0.72%	0.81%	0.87%	0.96%	0.95%
Non-performing assets to total assets	0.45%	0.46%	0.56%	0.62%	0.66%

Troubled Debt Restructings (TDRs)
Performing TDRs	$14,450	$15,128	$7,842	$9,378	$7,402
Non-performing TDRs	2,864	2,545	1,970	2,017	1,937

Total TDRs	$17,314	$17,673	$9,812	$11,395	$9,339

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Loan and lease breakdown by ALLL evaluation type
Originated loans and leases
Individually evaluated for impairment	$25,661	$26,565	$30,654	$31,008	$31,791
Collectively evaluated for impairment	4,254,975	3,484,995	3,117,528	2,776,601	2,489,347
Acquired loans not impaired at acquisition
Individually evaluated for impairment	3,470	3,530	3,629	1,704	8
Collectively evaluated for impairment	1,022,696	1,079,711	1,124,874	1,174,573	1,294,384
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	9,717	9,287	—	—	—
Collectively evaluated for impairment	168,352	175,004	194,978	373,634	391,193
Acquired with deteriorated credit quality	751,244	683,976	712,731	372,557	266,372

Total loans	$6,236,115	$5,463,068	$5,184,394	$4,730,077	$4,473,095

ALLL breakdown
Originated loans and leases
Individually evaluated for impairment	$215	$365	$369	$512	$686
Collectively evaluated for impairment	34,575	32,202	32,713	31,419	31,440
Acquired loans not impaired at acquisition
Individually evaluated for impairment	—	—	—	—	—
Collectively evaluated for impairment	1,458	2,061	2,245	2,637	2,455
Seasoned SFR mortgage loan pools - non-impaired
Individually evaluated for impairment	1,131	1,011	—	—	—
Collectively evaluated for impairment	—	—	—	—	—
Acquired with deteriorated credit quality	104	206	206	206	206

Total ALLL	$37,483	$35,845	$35,533	$34,774	$34,787

Discount on Purchased/Acquired Loans
Acquired loans not impaired at acquisition	$20,136	$20,781	$21,366	$21,759	$15,245
Seasoned SFR mortgage loan pools - non-impaired	11,304	11,862	12,545	27,699	29,201
Acquired with deteriorated credit quality	76,505	66,573	68,372	41,280	52,394

Total Discount	$107,945	$99,216	$102,283	$90,738	$96,840

Ratios
To originated loans and leases:
Individually evaluated for impairment	0.84%	1.37%	1.20%	1.65%	2.16%
Collectively evaluated for impairment (1)	0.81%	0.92%	1.05%	1.13%	1.26%
Total ALLL	0.81%	0.93%	1.05%	1.14%	1.27%
To originated loans and leases and acquired loans not impaired at acquisition:
Individually evaluated for impairment	0.74%	1.21%	1.08%	1.57%	2.16%
Collectively evaluated for impairment	0.68%	0.75%	0.82%	0.86%	0.90%
Total ALLL	0.68%	0.75%	0.83%	0.87%	0.91%
Total ALLL and discount (2)	1.06%	1.21%	1.33%	1.41%	1.31%
To total loans and leases:
Individually evaluated for impairment	3.46%	3.49%	1.08%	1.57%	2.16%
Collectively evaluated for impairment	0.66%	0.72%	0.79%	0.79%	0.81%
Total ALLL	0.60%	0.66%	0.69%	0.74%	0.78%
Total ALLL and discount (2)	2.33%	2.47%	2.66%	2.65%	2.94%

(1)	At June 30, 2015, the ratio included an unallocated ALLL of $2.2 million. Without the unallocated, the ratio was 1.17% at June 30, 2015.
(2)	The ratios were calculated by dividing a sum of ALLL and discounts by carrying value of loans.

Banc of California, Inc.

Selected Financial Data, Continued

(Dollars in thousands)

(Unaudited)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Composition of held for investment loans and leases
Commercial real estate	$725,107	$713,693	$727,707	$690,862	$807,146
Multi-family	1,147,597	1,021,097	904,300	823,415	696,768
Construction	86,852	68,241	55,289	39,475	32,022
Commercial and industrial	1,306,866	983,961	876,999	822,690	771,477
SBA	65,477	71,640	57,706	52,985	56,887
Lease financing	228,663	212,836	192,424	162,504	131,189

Total commercial loans	3,560,562	3,071,468	2,814,425	2,591,931	2,495,489

Single family residential mortgage	2,555,344	2,282,445	2,255,584	2,013,450	1,840,924
Other consumer	120,209	109,155	114,385	124,696	136,682

Total consumer loans	2,675,553	2,391,600	2,369,969	2,138,146	1,977,606

Total gross loans and leases	$6,236,115	$5,463,068	$5,184,394	$4,730,077	$4,473,095

Composition percentage of held for investment loans and leases
Commercial real estate	11.6%	13.1%	14.0%	14.6%	18.0%
Multi-family	18.4%	18.7%	17.4%	17.4%	15.6%
Construction	1.4%	1.2%	1.1%	0.8%	0.7%
Commercial and industrial	21.0%	18.0%	16.9%	17.4%	17.2%
SBA	1.0%	1.3%	1.1%	1.1%	1.3%
Lease financing	3.7%	3.9%	3.7%	3.4%	2.9%

Total commercial loans	57.1%	56.2%	54.2%	54.7%	55.7%

Single family residential mortgage	41.0%	41.8%	43.6%	42.7%	41.2%
Other consumer	1.9%	2.0%	2.2%	2.6%	3.1%

Total consumer loans	42.9%	43.8%	45.8%	45.3%	44.3%

Total gross loans and leases	100.0%	100.0%	100.0%	100.0%	100.0%

Composition of deposits
Noninterest-bearing checking	$1,093,686	$1,398,728	$1,121,124	$1,011,169	$880,766
Interest-bearing checking	2,053,656	2,052,507	1,697,055	1,458,208	1,002,443
Money market	2,343,561	1,534,492	1,479,931	1,238,180	1,393,751
Savings	909,242	844,177	823,618	814,230	843,274
Certificates of deposit	1,528,811	1,007,697	1,181,357	900,203	984,776

Total deposits	$7,928,956	$6,837,601	$6,303,085	$5,421,990	$5,105,010

Composition percentage of deposits
Noninterest-bearing checking	13.8%	20.5%	17.8%	18.6%	17.3%
Interest-bearing checking	25.9%	30.0%	26.8%	26.9%	19.6%
Money market	29.5%	22.4%	23.5%	22.8%	27.3%
Savings	11.5%	12.3%	13.1%	15.0%	16.5%
Certificates of deposit	19.3%	14.8%	18.8%	16.7%	19.3%

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	June 30, 2016			March 31, 2016			December 31, 2015
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,428,168	$22,488	3.72%	$2,144,834	$19,808	3.71%	$1,903,331	$17,584	3.67%
Seasoned SFR mortgage loan pools	878,068	12,404	5.68%	876,142	12,710	5.83%	858,601	12,098	5.59%
Commercial real estate, multi-family, and construction	1,907,649	21,049	4.44%	1,760,646	19,816	4.53%	1,638,329	19,006	4.60%
Commercial and industrial, SBA, and lease financing	1,343,961	16,642	4.98%	1,105,971	13,665	4.97%	1,020,306	12,754	4.96%
Other consumer	105,494	1,160	4.42%	107,843	1,145	4.27%	110,972	806	2.88%

Gross loans and leases	6,663,340	73,743	4.45%	5,995,436	67,144	4.50%	5,531,539	62,248	4.46%
Securities	2,696,524	19,393	2.89%	2,128,882	16,047	3.03%	1,506,626	11,163	2.94%
Other interest-earning assets	260,073	1,504	2.33%	219,849	1,049	1.92%	226,176	788	1.38%

Total interest-earning assets	9,619,937	94,640	3.96%	8,344,167	84,240	4.06%	7,264,341	74,199	4.05%
Allowance for loan and lease losses	(37,637)			(35,575)			(35,894)
BOLI and non-interest earning assets	478,937			524,584			362,334

Total assets	$10,061,237			$8,833,176			$7,590,781

Interest-bearing liabilities
Savings	$866,051	$1,603	0.74%	$834,965	$1,572	0.76%	$805,445	$1,538	0.76%
Interest-bearing checking	1,981,702	3,135	0.64%	1,900,834	3,244	0.69%	1,475,461	2,663	0.72%
Money market	1,672,662	1,962	0.47%	1,437,332	1,679	0.47%	1,343,683	1,267	0.37%
Certificates of deposit	1,176,478	1,685	0.58%	1,158,901	1,612	0.56%	1,060,556	1,394	0.52%

Total interest-bearing deposits	5,696,893	8,385	0.59%	5,332,032	8,107	0.61%	4,685,145	6,862	0.58%
FHLB advances	1,663,791	1,966	0.48%	955,659	1,262	0.53%	869,457	890	0.41%
Securities sold under repurchase agreements	210,299	389	0.74%	90,395	160	0.71%	7,010	15	0.85%
Long-term debt and other interest-bearing liabilities	193,144	2,863	5.96%	263,656	4,294	6.55%	265,087	4,366	6.53%

Total interest-bearing liabilities	7,764,127	13,603	0.70%	6,641,742	13,823	0.84%	5,826,699	12,133	0.83%
Noninterest-bearing deposits	1,205,987			1,230,991			1,037,966
Non-interest-bearing liabilities	192,959			197,520			72,010

Total Liabilities	9,163,073			8,070,253			6,936,675
Total stockholders’ equity	898,164			762,923			654,106

Total liabilities and stockholders’ equity	$10,061,237			$8,833,176			$7,590,781

Net interest income/spread		$81,037	3.26%		$70,417	3.22%		$62,066	3.22%

Net interest margin			3.39%			3.39%			3.39%

Ratio of interest-earning assets to interest-bearing liabilities	123.90%			125.63%			124.67%

Total deposits	$6,902,880	$8,385	0.49%	$6,563,023	$8,107	0.50%	$5,723,111	$6,862	0.48%
Total funding (1)	$8,970,114	$13,603	0.61%	$7,872,733	$13,823	0.71%	$6,864,665	$12,133	0.70%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Three Months Ended
	September 30, 2015			June 30, 2015
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held for sale and SFR mortgage	$1,966,373	$18,123	3.66%	$1,959,738	$18,984	3.89%
Seasoned SFR mortgage loan pools	689,666	10,901	6.27%	591,460	9,690	6.57%
Commercial real estate, multi-family, and construction	1,568,975	17,643	4.46%	1,848,780	21,552	4.68%
Commercial and industrial, SBA, and lease financing	914,811	12,125	5.26%	697,291	8,871	5.10%
Other consumer	131,468	1,662	5.02%	157,460	1,602	4.08%

Gross loans and leases	5,271,293	60,454	4.55%	5,254,729	60,699	4.63%
Securities	828,326	5,054	2.42%	402,366	2,119	2.11%
Other interest-earning assets	350,243	1,007	1.14%	310,105	2,026	2.62%

Total interest-earning assets	6,449,862	66,515	4.09%	5,967,200	64,844	4.36%
Allowance for loan and lease losses	(34,810)			(29,445)
BOLI and non-interest earning assets	266,538			315,595

Total assets	$6,681,590			$6,253,350

Interest-bearing liabilities
Savings	$832,006	$1,575	0.75%	$867,532	$1,606	0.74%
Interest-bearing checking	1,282,066	2,273	0.70%	1,012,211	1,996	0.79%
Money market	1,294,554	1,337	0.41%	1,142,858	1,028	0.36%
Certificates of deposit	905,704	1,210	0.53%	1,055,939	1,535	0.58%

Total interest-bearing deposits	4,314,330	6,395	0.59%	4,078,540	6,165	0.61%
FHLB advances	476,848	587	0.49%	375,385	290	0.31%
Securities sold under repurchase agreements	2,681	3	0.44%	—	—	—
Long-term debt and other interest-bearing liabilities	266,430	3,980	5.93%	260,075	4,285	6.61%

Total interest-bearing liabilities	5,060,289	10,965	0.86%	4,714,000	10,740	0.91%
Noninterest-bearing deposits	916,670			859,420
Non-interest-bearing liabilities	58,918			49,383

Total liabilities	6,035,877			5,622,803
Total stockholders’ equity	645,713			630,547

Total liabilities and stockholders’ equity	$6,681,590			$6,253,350

Net interest income/spread		$55,550	3.23%		$54,104	3.45%

Net interest margin			3.42%			3.64%

Ratio of interest-earning assets to interest-bearing liabilities	127.46%			126.58%

Total deposits	$5,231,000	$6,395	0.49%	$4,937,960	$6,165	0.50%
Total funding (1)	$5,976,959	$10,965	0.73%	$5,573,420	$10,740	0.77%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Average Balance, Average Yield Earned, and Average Cost Paid, Continued

(Dollars in thousands)

(Unaudited)

	Six Months Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest	Yield / Cost	Average Balance	Interest	Yield / Cost
Interest earning assets
Loans held for sale and SFR mortgage	$2,286,502	$42,296	3.72%	$1,914,165	$36,461	3.84%
Seasoned SFR mortgage loan pools	877,105	25,114	5.76%	591,591	19,103	6.51%
Commercial real estate, multi-family, and construction	1,834,147	40,865	4.48%	1,902,507	44,060	4.67%
Commercial and industrial, SBA, and lease financing	1,224,966	30,307	4.98%	635,353	16,110	5.11%
Other consumer	106,668	2,305	4.35%	153,766	3,120	4.09%

Gross loans and leases	6,329,388	140,887	4.48%	5,197,382	118,854	4.61%
Securities	2,412,703	35,440	2.95%	378,553	4,046	2.16%
Other interest-earning assets	239,961	2,553	2.14%	265,248	2,724	2.07%

Total interest-earning assets	8,982,052	178,880	4.00%	5,841,183	125,624	4.34%
Allowance for loan and lease losses	(36,606)			(29,533)
BOLI and non-interest earning assets	501,760			281,627

Total assets	$9,447,206			$6,093,277

Interest-bearing liabilities
Savings	$850,508	$3,175	0.75%	$906,316	$3,354	0.75%
Interest-bearing checking	1,941,268	6,378	0.66%	1,027,468	4,037	0.79%
Money market	1,554,997	3,641	0.47%	1,118,060	1,986	0.36%
Certificates of deposit	1,167,690	3,298	0.57%	1,030,243	3,149	0.62%

Total interest-bearing deposits	5,514,463	16,492	0.60%	4,082,087	12,526	0.62%
FHLB advances	1,309,725	3,228	0.50%	431,182	643	0.30%
Securities sold under repurchase agreements	150,347	549	0.73%	—	—	—
Long-term debt and other interest-bearing liabilities	228,400	7,157	6.30%	178,680	6,354	7.17%

Total interest-bearing liabilities	7,202,935	27,426	0.77%	4,691,949	19,523	0.84%
Noninterest-bearing deposits	1,218,489			771,445
Non-interest-bearing liabilities	195,238			55,629

Total liabilities	8,616,662			5,519,023
Total stockholders’ equity	830,544			574,254

Total liabilities and stockholders’ equity	$9,447,206			$6,093,277

Net interest income/spread		$151,454	3.23%		$106,101	3.50%

Net interest margin			3.39%			3.66%

Ratio of interest-earning assets to interest-bearing liabilities	124.70%			124.49%

Total deposits	$6,732,952	$16,492	0.49%	$4,853,532	$12,526	0.52%
Total funding (1)	$8,421,424	$27,426	0.65%	$5,463,394	$19,523	0.72%

(1)	Total funding is the sum of interest-bearing liabilities and noninterest-bearing deposits. The cost of total funding is calculated as annualized total interest expense divided by average total funding.

Banc of California, Inc.

Capital Ratios

(Unaudited)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Capital Ratios
Banc of California, Inc.
Total risk-based capital ratio	13.45%	13.59%	11.18%	12.56%	14.01%
Tier 1 risk-based capital ratio	13.14%	13.17%	10.71%	12.06%	13.19%
Common equity tier 1 capital ratio	9.16%	8.14%	7.36%	8.19%	8.96%
Tier 1 leverage ratio	8.87%	9.27%	8.07%	8.97%	9.55%
Banc of California, NA
Total risk-based capital ratio	14.96%	14.03%	13.45%	14.93%	14.86%
Tier 1 risk-based capital ratio	14.38%	13.42%	12.79%	14.19%	14.04%
Common equity tier 1 capital ratio	14.38%	13.42%	12.79%	14.19%	14.04%
Tier 1 leverage ratio	9.70%	9.44%	9.64%	10.53%	10.26%

Banc of California, Inc.

Non-GAAP Measures

(Dollars in thousands, except per share data)

(Unaudited)

Non-GAAP performance measure:

Tangible equity to tangible assets, tangible common equity to tangible assets ratios and return on average tangible common equity are supplemental financial information determined by a method other than in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP measures are used by management in the analysis of Banc of California, Inc.’s capital strength and performance of businesses. Tangible equity is calculated by subtracting goodwill and other intangible assets from total stockholders’ equity and tangible common equity is calculated by subtracting preferred stock from tangible equity. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders’ equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these financial measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital strength of Banc of California, Inc. This disclosure should not be viewed as a substitution for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The following tables reconcile this non-GAAP performance measures to the GAAP performance measures for the periods indicated:

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Tangible common equity to tangible assets ratio
Total assets	$10,157,662	$9,616,972	$8,235,555	$7,256,810	$6,437,882
Less goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(31,591)
Less other intangible assets	(16,514)	(17,836)	(19,158)	(20,504)	(21,905)

Tangible assets	$10,101,904	$9,559,892	$8,177,153	$7,197,062	$6,384,386

Total stockholders’ equity	$939,884	$867,530	$652,405	$643,534	$633,882
Less goodwill	(39,244)	(39,244)	(39,244)	(39,244)	(31,591)
Less other intangible assets	(16,514)	(17,836)	(19,158)	(20,504)	(21,905)

Tangible equity	884,126	810,450	594,003	583,786	580,386
Less preferred stock	(269,071)	(311,008)	(190,750)	(190,750)	(190,750)

Tangible common equity	$615,055	$499,442	$403,253	$393,036	$389,636

Total stockholders’ equity to total assets	9.25%	9.02%	7.92%	8.87%	9.85%
Tangible equity to tangible assets	8.75%	8.48%	7.26%	8.11%	9.09%
Tangible common equity to tangible assets	6.09%	5.22%	4.93%	5.46%	6.10%

Common stock outstanding	49,478,348	43,907,587	38,002,267	37,751,445	35,647,476
Class B non-voting non-convertible common stock outstanding	161,841	91,066	37,355	—	—

Total common stock outstanding	49,640,189	43,998,653	38,039,622	37,751,445	35,647,476

Minimum number of shares issuable under purchase contracts (1)	218,928	253,155	601,299	828,246	2,883,892

Total common stock outstanding and shares issuable under purchase contracts	49,859,117	44,251,808	38,640,921	38,579,691	38,531,368

(1) Purchase contracts relating to the tangible equity units

Tangible common equity per common stock	$12.39	$11.35	$10.60	$10.41	$10.93
Book value per common stock	$13.51	$12.65	$12.14	$11.99	$12.43

Tangible common equity per common stock and shares issuable under purchase contracts	$12.34	$11.29	$10.44	$10.19	$10.11
Book value per common stock and shares issuable under purchase contracts	$13.45	$12.58	$11.95	$11.74	$11.50

Banc of California, Inc.

Non-GAAP Measures, Continued

(Dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended					Six Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	June 30, 2016	June 30, 2015
Return on tangible common equity
Average total stockholders’ equity	$898,164	$762,923	$654,106	$645,713	$630,547	$830,544	$574,254
Less average preferred stock	(269,073)	(260,959)	(190,750)	(190,750)	(182,233)	(265,016)	(131,338)
Less average goodwill	(39,244)	(39,244)	(39,244)	(31,674)	(31,591)	(39,244)	(31,591)
Less average other intangible assets	(17,299)	(18,601)	(19,877)	(21,320)	(23,032)	(17,950)	(23,871)

Average tangible common equity	$572,548	$444,119	$404,235	$401,969	$393,691	$508,334	$387,454

Net income	$26,528	$19,687	$19,038	$14,536	$15,924	$46,215	$28,498
Less preferred stock dividends	(5,114)	(4,575)	(3,030)	(3,040)	(2,843)	(9,689)	(3,753)
Add tax-effected amortization of intangible assets (1)	859	859	875	911	1,004	1,719	2,008
Add tax-effected impairment on intangible assets (1)	—	—	—	—	168	—	168

Net income available to common stockholders	$22,273	$15,971	$16,883	$12,407	$14,253	$38,245	$26,921

(1) Utilized a 35% effective tax rate

Return on average equity	11.88%	10.38%	11.55%	8.93%	10.13%	11.19%	10.01%
Return on average tangible common equity	15.65%	14.46%	16.57%	12.25%	14.52%	15.13%	14.01%